Abraxas Petroleum Corporate Update December 2014 Exhibit 99.1

* The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, availability of capital, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals. Forward-Looking Statements

* Headquarters.......................... San Antonio Employees............................... 114 Shares outstanding(1)……......... 107.7 mm Market cap(3) …………………….... $358.6 mm Net debt(2)………………………….. $58.8 mm PV-10(7)……………………………….. $425.8 mm Fully diluted shares outstanding as of September 30, 2014. Total debt including RBL facility, rig loan and building mortgage less cash as of September 30, 2014. Share price as of November, 2014. Enterprise value includes working capital deficit (excluding current hedging assets and liabilities) as of September 30, 2014, but does not include building mortgage or rig loan. Includes RBL facility, rig loan and building mortgage less cash as of June 30, 2014. Average production for the quarter ended September 30, 2014. Calculation using average production for the quarter ended September 30, 2014 annualized and net proved reserves as of December 31, 2013. Proved reserves as of December 31, 2013. Uses SEC TTM average pricing of $97.33/bbl and $3.67/mcf. EV/BOE(2,3,4)………………………... $14.37 Proved Reserves(7).…………..... 31.0 mmboe % Oil………………………….. ~67% % Proved developed….. ~44% Production(5).……………………… 7,076 boepd R/P Ratio(6)…………………………. 12.0x 2015E CAPEX……………………. $200 mm NASDAQ: AXAS Corporate Profile

* Proved Reserves(1) – 31.0 mmboe Production(2) – 7,076 boepd Reserve Mix(1) Revenue By Production Stream(2) Reserve / Production Summary High-quality, Long-Lived, Oil Weighted Assets Net proved reserves as of December 31, 2013. For the quarter ended September 30, 2014.

* (Bopd) 9M14A Debt/EBITDA calculated using TTM 9M EBITDA. 2015 estimate assumes the midpoint of 2014 guidance of 8,900 – 9,200 boepd and 2014 guidance for an average 71% crude oil production percentage. Total Debt includes RBL facility, Rig Loan and Building Loan. TTM recurring EBITDA. Equivalent to Revenue – Realized Hedge Settlements – LOE – Production Taxes – Cash G&A – Other Expenses. Does not include EBITDA contribution from Raven Drilling or contributions from liquidated hedge settlements. Prudent Growth Growing Oil Volumes while Prudently Managing the Balance Sheet (Debt/TTM Recurring EBITDA) Daily Oil Production vs. Debt/TTM Recurring EBITDA (3)

* Strong Financial Performance OGJ150 Quarterly, September 2014. Includes companies whose accounting methods vary. Excludes companies whose results were inflated by identifiable extraordinary gains. Excludes royalty trusts. Other companies include: Mid-Con Energy Partners LP, Dorchester Minerals LP, Prime Energy Corp, Hess Corp, Continenal Resources, Humble Energy, Exxon Mobil Corp, Reserve Petroleum, Co, New Source Energy. Other companies include: Dorchester Minerals LP, Reserve Petroleum Co, Mid-Con Energy Partners LP, Spindletop Oil & Gas Co, Hess Corp, Quicksilver Resources Inc., Wexpro, New Source Energy Partners and Fidelity Exploration and Production Co. Other companies include: Dorchester Minerals LP, Gulfport Energy Corp, New Source Energy Partners, Mid-Con Energy Partners LP, Wexpro, Reserve Petroleum, EQT Production, Evolution Petroleum Corp, Fidelity Exploration and Production.. Debt adjusted shares calculated using total shares outstanding at the end of the period and debt divided by share price at the end of the period. 2015 share price uses share price as of September 30, 2014 Assumes the midpoint of 2015 guidance and oil percentage.

* Abraxas’ Eagle Ford Properties ~10,611 Net Acres Jourdanton Area Atascosa County Black oil 7,352 net acres Cave Area McMullen County Black oil 411 net acres Dilworth East Area McMullen County Oil/condensate 940 net acres Yoakum Area (not shown) Dewitt and Lavaca County Dry gas 1,908 net acres Jourdanton Area Cave Area Dilworth East Area

* Eagle Ford Jourdanton Jourdanton 7,352 net acre lease block, 100% WI 90+ well Eagle Ford potential Austin Chalk and Buda also prospective North Fault Block Held by production Six wells drilled 37+ additional potential well locations Grass Farm 2H: waiting on completion South Fault Block 48+ potential well locations First Well – Cat Eye 1H: completing Total 90+ potential well locations 7,433 net acres

* Eagle Ford Jourdanton Performance/Economics 300 gross MBoe curve 87% oil Initial rate: 11,500 bopm di: 97.00% dm: 7% b-factor: 1.3 CWC: $7.0 million (5,000 foot lateral) Jourdanton Area: Type Curve Assumptions Jourdanton Area: ROR vs CAPEX (1) Blue Eyes ESP Repair Uses strip pricing as of December 1, 2014.

* Well Area Lat. Length Stages 30-day IP (boepd) Status T-Bird 1H Nordheim 5,102 15 1,202 (2) Sold 13 WyCross Wells WyCross 5,000 – 7,500 18 – 29 466 – 1,184 (1,2) Sold Blue Eyes 1H Jourdanton 5,000 22 527 (2,3) Producing Snake Eyes 1H Jourdanton 5,000 18 759 (2,3) Producing Spanish Eyes 1H Jourdanton 5,000 19 213 (2,3) Producing Eagle Eyes 1H Jourdanton 3,800 18 249 (2,3) Producing Ribeye 1H Jourdanton 7,000 21 240 (2,3) Producing Ribeye 2H Jourdanton 7,000 28 389 (2,3) Producing Cat Eye 1H Jourdanton 7,000 NA NA Completing Grass Farm 2H Jourdanton 5-7,000 NA NA Waiting on completion Dutch 2H Cave 9,000 36 1,093 (2) Producing Dutch 1H Cave 9,000 37 786 Producing Dutch 3H Cave 9,000 37 NA Producing Dutch 4H Cave 9,000 37 NA Producing R Henry 2H Dilworth East 5,000 19 780 Producing R. Henry 1H Dilworth East 5,000 NA NA Drilling Eagle Ford Focused on Execution Represents the range for WyCross wells. The production rates for each well do not include the impact of natural gas liquids and shrinkage at the processing plant and include flared gas. 30 day IP equivalent to highest 30 days of production after the well was placed on sub-pump.

* Bakken / Three Forks Positioned in Core Areas North Fork 4,457 Net Acres North Fork Area McKenzie County, ND Lillibridge Area McKenzie County, ND South Elm Coulee Area Richland County, MT Lillibridge South Elm Coulee

* North Fork 12 completed wells 3 wells completing Planned nine multi-well pads at 660 foot spacing 42 additional wells at 660 foot spacing Additional 2nd and 3rd Bench Three Forks potential Approved by NDIC Lillibridge 8 completed wells East & West pad: on production Planned two multi-well pads at 660 foot spacing Eight additional wells at 660 foot spacing Additional 2nd and 3rd Bench Three Forks potential Approved by NDIC Bakken / Three Forks North Fork/Lillibridge Potential

* Bakken / Three Forks North Fork/Lillibridge Performance/Economics Middle Bakken: ROR vs CAPEX (1) Uses Abraxas internal type curve and strip pricing as of December 1, 2014. D&M/Booked Assumptions 434 MBOE gross type curve 78% Oil Initial rate: 13,380 bopm di: 99.0% dm: 7.0% b-factor: 1.5 CWC: $8.5 million Middle Bakken: Type Curve Assumptions Abraxas Internal Assumptions 536 MBOE gross type curve 78% Oil Initial rate: 17,540 bopm di: 99.5% dm: 7.0% b-factor: 1.5 CWC: $8.5 million Abraxas Internal Type Curve D&M/Booked Type Curve

* Well Objective Lat. Length (1) Stages (1) 30-day IP (boepd) (2) Status Ravin 1H Three Forks 10,000 23 391 Producing Stenehjem 1H Middle Bakken 6,000 17 688 Producing Jore Federal 3H Three Forks 10,000 35 510 Producing Ravin 26-35 2H , 3H Middle Bakken 10,000 16 524 Producing Lillibridge 2H, 4H Three Forks 9,000 28 940 Producing Lillibridge 1H, 3H Middle Bakken 10,000 33 1,283 Producing Lillibridge 6H, 8H Three Forks 10,000 33 971 Producing Lillibridge 5H, 7H Middle Bakken 10,000 34 1,027 Producing Jore 1H Three Forks 10,000 33 1,037 Producing Jore 2H, 4H Middle Bakken 10,000 33 904 Producing Ravin 4H, 5H, 6H, 7H Middle Bakken 10,000 33 1,254 Producing, first downspacing test Stenehjem 2H Three Forks 10,000 33 NA Completing Stenehjem 3H Middle Bakken 10,000 33 NA Completing Stenehjem 4H Three Forks 10,000 33 NA Completing Jore 5H Middle Bakken 10,000 NA NA Surface cased Jore 6H Middle Bakken 10,000 NA NA Drilling intermediate Jore 7H Middle Bakken 10,000 NA NA Intermediate cased Jore 8H Middle Bakken 10,000 NA NA Intermediate cased Bakken / Three Forks Focused on Execution Represents the average lateral length and number of stages for each group of wells. The production rates for each well do not include the impact of natural gas liquids and shrinkage at the processing plant and include flared gas. Represents average per well performance over 27 average days of production.